SECURITIES AND EXCHANGE
                                   COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                  JULY 22, 2002

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                    Commission                IRS Employer
jurisdiction                      File Number               Identification
of incorporation                                            Number

Delaware                            1-3492                  No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600






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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

     The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form that the registrant deems of importance to security holders.

     On July 22, 2002 registrant issued a press release entitled "Halliburton To Sell Interest In Joint Venture", pertaining to an announcement that registrant has signed a letter of intent to sell its 50% interest in Bredero-Shaw to its partner, ShawCor Ltd. for $150 million comprised of cash, stock and a short-term note. The transaction is subject to approval by the respective Boards of Directors, execution of definitive agreements and regulatory approvals. Registrant will recognize a pre-tax loss of $61 million or $0.14 per diluted share.

Item 7.  Financial Statements and Exhibits

     List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

     (c)  Exhibits.

          Exhibit 20 - Press release dated July 22, 2002.







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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            HALLIBURTON COMPANY




Date:     July 22, 2002                     By: /s/ Susan S. Keith
                                               --------------------------------
                                                    Susan S. Keith
                                                    Vice President and Secretary









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                                  EXHIBIT INDEX



Exhibit                                            Sequentially
Number          Description                        Numbered Page

20              Press Release of                   5 of 5
                July 22, 2002
                Incorporated by Reference











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